Exhibit 23

                   ARTHUR ANDERSEN LLP
          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the

incorporation by reference of our report, dated October 31,

1997, included in this Form 10-K, into North Shore Gas

Company's previously filed Registration Statement File No.

33-60256.





                                   ARTHUR ANDERSEN LLP

Chicago, Illinois,

December 22, 1997